POST REPORTING EVENTS	12 Months Ended
Dec. 31, 2021
Disclosure of events after reporting period [Abstract]
POST REPORTING EVENTS	POST REPORTING EVENTS
Adjusting Events
No adjusting events have occurred between the reporting date of these consolidated financial statements and the date of authorization.
Non-Adjusting Events
No significant non-adjusting events have occurred between the reporting date of these consolidated financial statements and the date of authorization with the exception of the items discussed below.
On January 13, 2022, the Company acquired substantially all of the operating assets of Syfan Manufacturing, Inc. ("Syfan USA") for $18.0 million, subject to post-closing adjustments. The former owners of Syfan USA have in escrow $2.5 million for any potential indemnification requirements related to the customary representations, warranties and covenants in the purchase agreement. The Company financed the acquisition with funds available under its 2021 Credit Facility. Syfan USA manufactures polyolefin shrink film products at a facility in Everetts, North Carolina, serving customers in a variety of end use applications. The acquisition of Syfan USA is expected to expand the Company’s existing shrink film production capacity in North America, allowing the Company to better service the growing demand of its customer base. The transaction will be accounted for using the acquisition method of accounting, and the Company expects a significant part of the purchase price to be allocated to goodwill and intangible assets. The Company also expects a significant portion of the goodwill to be deductible for income tax purposes. Management is not yet able to provide a full breakout of the purchase price allocation due to the timing of the acquisition and to anticipated post-closing working capital adjustments.
On March 7, 2022, the Company entered into a definitive agreement to be acquired by an affiliate of Clearlake Capital Group, L.P. (together with certain of its affiliates, “Clearlake”). Under the terms of the agreement, Clearlake agreed to acquire the outstanding shares of the Company for CDN$40.50 per share in an all-cash transaction valued at approximately US$2.6 billion, including net debt. Upon completion of the transaction, the Company will become a privately held company. The transaction, which will be effected pursuant to a court-approved plan of arrangement, is expected to close in the third quarter of 2022. The transaction is not subject to a financing condition but is subject to customary closing conditions, including receipt of shareholder, regulatory and court approvals.
On March 10, 2022, the Company declared a cash dividend of $0.1700 per common share payable on March 31, 2022 to shareholders of record at the close of business on March 21, 2022. The estimated amount of this dividend payment is $10.1 million based on 59,284,947 shares of the Company’s common shares issued and outstanding as of March 10, 2022.